VECTRUS THIRD QUARTER 2019 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER NOVEMBER 5, 2019

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2019 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, EBITDA MARGIN, NET INCOME, DILUTED EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2019 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE (INCLUDING 2020 REVENUE) AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE LOGCAP V AWARD, AFRICOM CONTRACTS, AND ITES-3S AND RS3 IDIQ’S, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST- PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS, INCLUDING PROTESTS OF THE LOGCAP V AWARD AND TASK ORDERS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF ADVANTOR SYSTEMS CORPORATION AND ADVANTOR, LLC. (ADVANTOR) AND OTHER ACQUISITIONS INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES, INCLUDING NEW CONTRACTS IN AFRICOM; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2018 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

Q3’19 HIGHLIGHTS • Continued momentum in revenue growth; +17% year-over-year to $360 million – Organic growth(1) +13% Y/Y – Navy revenue +56% Y/Y and Air Force revenue +35% Y/Y • GAAP diluted EPS of $0.80; adjusted EPS1 of $0.84 (+14% seq’l) – Adjusted EBITDA margin(1) of 4.6% (+40 bps seq’l) – Higher than expected tax rate of 24.8% had $0.03 impact • Strong cash management resulted in cash from operations of $13 million in Q3 • Balance sheet well-positioned to execute organic growth and M&Astrategies • Solid new business pipeline with $2.2B in bids submitted pending award(2) and $7.1B expected to be submitted in the next twelve months • Established presence in Africa through two recent contracts • LOGCAP V – Continuing execution on planned preparations for program inceptions • Reaffirming 2019 guidance including revenue growth of +7% to 9% and double-digit growth in 2020 (1) See appendix for reconciliation of non-GAAP measures (2) Includes protested contracts Page 3

Q3’19 RESULTS Revenue ($M) Op. Income, Adj. EBITDA1($M) $16.7 $359.9 $308.1 $14.9 $14.4 $14.0 Revenue Operating Income Adjusted EBITDA Q3'18 Q3'19 Q3'18 Q3'19 Margins1 EPS1, 2 $0.86 $0.86 $0.84 4.5% 4.8% 4.6% $0.80 4.0% Operating Margin Adj. EBITDA Mgn Diluted EPS Adj. Diluted EPS Q3'18 Q3'19 Q3'18 Q3'19 (1) See appendix for reconciliation of non-GAAP measures (2) Q3’19 tax rate increased to 24.8% from 22%, due to a refinement in the assumptions surrounding state tax liability and other tax deductions and credits Page 4

CASH AND LEVERAGE* Q3 2019 Q3 2018 vs. 2018 % VAR Year-to-date net cash provided by operating activities $28.4 $8.7 $19.7 226% Cash $41.1 $39.6 $1.5 4% Receivables $254.8 $223.4 $31.4 14% Debt $73.0 $76.0 $(3.0) (4)% Net debt 1 $31.9 $36.4 $(4.5) (12)% Leverage ratio 1.04x 1.29x .25x 19% *In millions, except leverage ratio 1 Net Debt = Debt - Cash • Revolver undrawn at quarter end • Taking advantage of favorable market conditions and our financial strength to expand credit facility and support future working capital needs Page 5

TOTAL BACKLOG1, 2 $5.0 $4.0 $1.4 $3.0 $2.3 $2.0 $2.2 $2.3 $2.3 $2.2 $2.2 $ IN $ IN BILLIONS $1.0 $0.8 $0.7 $1.1 $0.9 $0.8 $0.8 $0.0 3Q18 4Q18 1Q19 2Q19 3Q19 Pro forma backlog including LOGCAP V Funded Unfunded LOGCAP V value • Total backlog $3,045 million as of September 27, 2019 - Funded backlog $807 million down 14% sequentially and +4% yr/yr - Unfunded backlog $2,238 million down 2% sequentially and flat yr/yr - Book-to-bill of 1.0x on a trailing twelve months basis • Pro forma backlog including protested LOGCAP V award $4.4B (1) Total backlog, except for pro forma backlog, represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog, except for pro forma backlog, also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. (2) Total backlog includes 61.5 million relating to Advantor Page 6

2019 GUIDANCE Var to 2019 $ millions, except for EBITDA margins and per share amounts 2019 Guidance 2019 Mid 2018 Mid %Var Revenue $ 1,370 to $ 1,390 $ 1,380 $ 1,279 $ 101 7.9 % Adjusted EBITDA 1 $ 58.8 to $ 62.2 $ 60.6 $ 53.6 $ 7.0 13.1 % EBITDA Margin 1 4.0 % to 4.2% 4.1% 4.1% 0 bps Adjusted EBITDA Margin 1 4.3 % to 4.5% 4.4% 4.2% 20 bps Diluted Earnings Per Share $ 2.82 to $ 3.05 $ 2.94 $ 3.10 $ (0.16) (5.2)% Adjusted Diluted Earnings Per Share 1 $ 3.06 to $ 3.29 $ 3.18 $ 3.04 $ 0.14 4.6 % Net Cash Provided by Operating Activities $ 38.0 to $ 42.0 $ 40.0 $ 40.1 $ (0.1) (0.2)% 2019 guidance assumptions: • Operational capital expenditures approximately $10.0million • Depreciation and amortization approximately $6.5 million • Mandatory debt payments $4.5 million • Interest expense approximately $6.0 million • Estimated tax rate of 23.2% • Diluted EPS assumes 11.6 million weighted average diluted shares outstanding at December 31,2019 (1) See appendix for reconciliation of non-GAAP measures Page 7

ORGANIC GROWTH TO DATE

Prime Contract Wins, Recompetes, Extensions				
Contract Name	Type	Duration	Value	Dates
LOGCAP V (10-year IDIQ contract duration) (1)	Cost-Plus	5.0 yrs	$1,383M	Under Protest
K-BOSSS Extension	Cost-Plus	1.0 yrs	$548M	Mar 2019 – Mar 2020
Fleet Systems Engineering Team (FSET)	Cost-Plus	5.0 yrs	$151M	Jan 2019 – Jan 2024
Defensive Cyber and IT O&M - Government Client	Cost-Plus	5.0 yrs	$117M	Apr 2019 – May 2024
Kaiserslautern Family Housing Maintenance	Fixed-Price	5.0 yrs	$24M	Sept 2019 – Sept 2024
AFCAP IV Task Order (FRP)	Fixed-Price	11 mos	$19M	Aug 2019 – July 2020
AFCAP IV Task Order (AU)	Fixed-Price	2.0 yrs	$15M	Jun 2019 – Jun 2021
AFCAP IV Task Order (AJ)	Fixed-Price	2.5 yrs	$13M	July 2019 – Jan 2022
AFCAP IV Task Order (Power)	Fixed-Price	2.5 yrs	$8M	Aug 2019 – Feb 2022
AFCAP IV Task Order (AD)	Fixed-Price	2.3 yrs	$7M	Apr 2019 – July 2021
GCSMAC II Task Order (CONUS)	Fixed-Price	5.0 yrs	$6M	Oct 2019 – Dec 2024
ITES-3S Task Order	Fixed-Price	3.0 yrs	$4M	Aug 2019 – Aug 2022
AFCAP IV Task Order (Equip)	Fixed-Price	1.3 yrs	$4M	Sept 2019 – Jan 2021
Diplomatic Platform Support Services (DiPSS)	Various	5.0 yrs	IDIQ	Jun 2019 – Jun 2024

Subcontract Wins		
# of Subcontracts: 8 • ANG Cyber; Cyber Center Pacific; Spectrum Operations	Value: >$65M	Average Duration: 3.7 yrs

(1) Currently under protest with GAO

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VECTRUS
TRUE TO YOUR MISSION

ROBUST PIPELINE $10,000 $9,000 $1,400 $2,200 $8,000 $1,000 $7,000 $1,500 $ IN IN MILLIONS $ $1,000 $6,000 $7,700 $7,000 $7,100 $5,000 $6,000 $6,000 $4,000 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/27/2019 Bids Plan to Submit Bids Submitted Page 9

LOGCAP V – READY FOR PHASE-IN CENTCOM INDOPACOM • Strengthens Middle East incumbency • Provides 10-year platform for growth • Retains work associated with K-BOSSS and client intimacy • Expands Iraq footprint • Expands geographical footprint • Vectrus teams continue to prepare for the notice to proceed in bothAORs E th T • Protest expected to be decided on or about December 4 • Ready to begin phase-in when protest issettled Status • Continue to expect double-digit revenue growth in 2020 (with LOGCAPV) UPD A PROVIDES ACCESS TO ALL “NON-URGENT AND COMPELLING” OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS Page 10

DRIVING TO 5-YEAR MARGIN GOAL Volume and Contract Mix Enterprise Vectrus Solutions and Client Mix Progress Q3’19 2% 4% Revenue Adjusted EBITDA Margin (1) 4% 14% 24% 24% 2016 Q3’19 68% 76% $1.19 $1.38B $2.5B 3.8% 4.4% 7% 84% B 2019 Mid- point 2019 Mid- point guidance Firm-Fixed-Price Cost-Plus Army Air Force Navy Other guidance Key Levers to Achieve 7% Adjusted EBITDA Margin by 2023 (1) See appendix for reconciliation of non-GAAP measures Page 11

NEAR-TERM PRIORITIES AND EXECUTION Vectrus Strategy Strategic Execution GROWTH – BUILD ON MOMENTUM • Retain re-compete programs • Diversify portfolio and solutions Enhance Expand • Advance international sales campaign Foundation Portfolio • Leverage new LOGCAP V geographic position • Enhance M&A focus given revenue certainty Innovate and lead in the converged infrastructure market and strong balance sheet Add More Value ENTERPRISE VECTRUS – ENHANCE PROGRAM & BUSINESS PERFORMANCE • Improve performance on new business phase-ins • Harden delivery excellence methods and tools • Establish Supply Chain as a core competency Drive toward 5-year goal of $2.5 • Quicken pace of technology insertion billion in revenue and 7% • Modernize operating platform EBITDA margin • Strengthen the Vectrus global talent chain Page 12

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted operating income" is defined as operating income, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA" is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue. Page 14

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